EXECUTION VERSION 1 US_ACTIVE\123359629\V-2 AMENDMENT NO. 3 TO RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY THIS AMENDMENT NO. 3 TO RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY (this “Amendment”), dated as of June 14, 2023, is among AVANTOR RECEIVABLES FUNDING, LLC, a Delaware limited liability company, as seller (the “Seller”), VWR INTERNATIONAL, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “VWR”), as servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), AVANTOR FUNDING, INC., as performance guarantor (in such capacity, together with its successors and permitted assigns in such capacity, the “Performance Guarantor”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”), PNC, as issuer of Letters of Credit (in such capacity, together with its successors and assigns in such capacity, the “LC Bank”), PNC, as related committed purchaser (in such capacity, together with its successors and assigns in such capacity, the “Related Committed Purchaser”) and PNC as purchaser agent for the PNC Purchaser Group (in such capacity, together with its successors and assigns in such capacity, the “Purchaser Agent”). RECITALS WHEREAS, the Seller, the Servicer, the LC Bank, the Related Committed Purchaser, the Purchaser Agent and the Administrator are parties to that certain Receivables Purchase Agreement, dated as of March 27, 2020 (as amended by Amendment No. 1 to Receivables Purchase Agreement and Reaffirmation of Performance Guaranty, dated as of December 21, 2021, Amendment No. 2 to Receivables Purchase Agreement and Reaffirmation of Performance Guaranty, dated as of October 25, 2022, and as may be further amended, supplemented, modified or restated prior to the date hereof, the “Existing Agreement”, and as amended hereby and as may be further amended, supplemented, modified or restated from time to time, the “Agreement”); WHEREAS, the Performance Guarantor entered into the Performance Guaranty as of March 27, 2020 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Performance Guaranty”) in favor of, and as accepted by, the Administrator; and WHEREAS, the parties hereto are not related within the meaning of Section 267(b) or 707(b)(1) of the Internal Revenue Code of 1986 and have determined, based on bona fide, arm’s length negotiations between the parties, that the fair market value of the Agreement before giving effect to this Amendment is substantially equivalent to its fair market value after giving effect hereto. NOW, THEREFORE, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows: 1. Incorporation of Recitals. The foregoing recitals are incorporated herein by reference as if fully set forth herein.

2 123359629\V-2 2. Certain Definitions. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Existing Agreement. 3. Amendments. Effective as of the date hereof, the Existing Agreement is hereby amended as follows: (a) Clause (f) of the definition of “Termination Event” set forth in Exhibit V of the Existing Agreement is hereby deleted and replaced in its entirety with the following: “(f) the average for three consecutive Fiscal Months of: (i) the Default Ratio shall exceed 2.5%, (ii) the Delinquency Ratio shall exceed 16.0%, or (iii) the Dilution Ratio shall exceed 7.5%;”. 4. Representations and Warranties. The Seller, Servicer and Performance Guarantor hereby represent and warrant that: (a) no Termination Event or Unmatured Termination Event exists or will exist immediately after giving effect to the transactions contemplated hereby, (b) all representations and warranties of such party contained in the Existing Agreement, in this Amendment and in the other Transaction Documents are true and correct in all material respects (without duplication of any materiality qualifiers), (c) the execution, delivery and performance of this Amendment and any other document related hereto by such party have been duly authorized by all necessary corporate or other organizational action, and (d) this Amendment and any other document related hereto have been duly executed and delivered by such party. 5. Limitation; Effect of Amendment. No provision of the Existing Agreement or any other Transaction Document is amended or waived in any way other than as provided herein. Except as set forth expressly herein, all terms of the Existing Agreement and the other Transaction Documents shall be and remain in full force and effect and are hereby ratified and confirmed, and shall constitute the legal, valid, binding, and enforceable obligations of the parties thereto. As of the date hereof, each reference in the Existing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Transaction Documents to the Existing Agreement (including, without limitation, by means of words like “thereunder,” “thereof”, “therein” and words of like import), shall mean and be a reference to the Existing Agreement as amended by this Amendment. This Amendment constitutes a Transaction Document. 6. No Novation or Mutual Departure. The Seller, the Servicer and the Performance Guarantor expressly acknowledge and agree that there has not been, and this Amendment does not constitute or establish, a novation with respect to the Existing Agreement or any of the Transaction Documents, or a mutual departure from the strict terms, provisions, and conditions thereof other than with respect to the amendment in Section 3. 7. Counterparts; Effectiveness. (a) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The Effective Date of this Amendment, as set forth above, shall be completed by the Administrator as of the date when (i) this Amendment shall have been executed by the Administrator, (ii) the Administrator shall have received counterparts

3 123359629\V-2 of this Amendment, properly executed by the Seller, the Servicer the Performance Guarantor, the LC Bank, the Related Committed Purchaser and the Purchaser Agent, and (iii) the Administrator shall have received all fees and expenses as separately agreed. (b) The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The parties hereto agree that this Amendment may, at the Administrator’s option, be in the form of an electronic record and may be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrator of a manually signed paper signature page which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. 8. Section Headings. Section headings used in this Amendment are for convenience of reference only and shall not govern the interpretation of any of the provisions of this Amendment. 9. Severability. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction. 10. Fees and Costs. Seller will pay on demand all out-of-pocket fees, costs, and expenses of Administrator, including but not limited to the fees and expenses of outside counsel, in connection with the preparation, execution, and delivery of this Amendment in each case subject to and in the manner set forth in Section 6.4(a) of the Existing Agreement. 11. Governing Law, Etc. The terms of the Existing Agreement relating to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. 12. Reaffirmation of the Performance Guaranty. After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms. [Signature Pages Follow]

Amendment No. 3 to Receivables Purchase Agreement (PNC-VWR) S-1 IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written. ATTEST: AVANTOR RECEIVABLES FUNDING, LLC, as Seller By: Name: Title: VWR INTERNATIONAL, LLC, as Servicer By: Name: Title: PNC BANK, NATIONAL ASSOCIATION, individually and as Administrator, LC Bank, Related Committed Purchaser and Purchaser Agent By: Name: Title: Scott Baker Secretary Scott Baker Secretary

Amendment No. 3 to Receivables Purchase Agreement (PNC-VWR) S-1 IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written. ATTEST: AVANTOR RECEIVABLES FUNDING, LLC, as Seller By: Name: Title: VWR INTERNATIONAL, LLC, as Servicer By: Name: Title: PNC BANK, NATIONAL ASSOCIATION, individually and as Administrator, LC Bank, Related Committed Purchaser and Purchaser Agent By: Name: Title: Eric Bruno Senior Vice President

Amendment No. 3 to Receivables Purchase Agreement (PNC-VWR) S-2 AVANTOR FUNDING, INC., as Performance Guarantor By: Name: Title: Scott Baker Senior Vice President and Assistant Secretary